UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 31, 2007
HEARTLAND PAYMENT SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51265	22-3755714

(State or other jurisdiction of incorporation or organization)	(Commission File No)	(I.R.S. Employer Identification Number)
90 Nassau Street, Princeton, New Jersey 08542

(Address of principal executive offices) (Zip Code)
(609) 683-3831

(Registrant’s telephone number, including area code)
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 31, 2007, Heartland Payment Systems, Inc., a Delaware corporation (the “Company”) promoted Robert Baldwin, the Company’s Chief Financial Officer since 2000, to President and Chief Financial Officer. As Chief Financial Officer, Mr. Baldwin oversaw the Company’s initial public offering on the New York Stock Exchange in 2005 and has held primary responsibility for the Company’s internal controls, financial policies and procedures, and investor relations.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 5, 2007

Heartland Payment Systems, Inc.

(Registrant)

	By:	/s/Charles H.N. Kallenbach

Charles H. N. Kallenbach
General Counsel and Chief Legal Officer